                                                                   Exhibit 10.31

                          COPYRIGHT SECURITY AGREEMENT
                          ----------------------------

                  THIS COPYRIGHT SECURITY AGREEMENT (the "Agreement") dated as of December 26, 2001, is made by and between RADNOR DELAWARE, INC., having its principal place of business at 919 North Market Street, Wilmington, Delaware 19801 (the "Assignor"), and PNC BANK, NATIONAL ASSOCIATION, having an office at 1600 Market Street, P2-P070-31-2, Philadelphia, PA 19103, Attn: Janeann Fehrle, as Agent (hereinafter, in such capacity, the "Agent"), for itself and other financial institutions (hereinafter, collectively, the "Lenders"):

                               W I T N E S S E T H
                              --------------------

                  WHEREAS, Assignor, its parent and certain affiliates, as borrowers, Agent and Lenders are parties to a certain Fourth Amended and Restated Revolving Credit Agreement of even date herewith (as the same may be amended or otherwise modified from time to time, the "Credit Agreement"), providing for extensions of credit to be made to Borrowers (as defined in the Credit Agreement) by Lenders; and

                  WHEREAS, pursuant to the terms of the Credit Agreement, Assignor has granted to Agent, for the benefit of itself and Lenders, a security interest in substantially all of the assets of Assignor including all right title and interest of Assignor in, to and under all now owned and hereafter acquired or arising (a) copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications,
(b) all renewals of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, licenses of the foregoing, or with respect to any of the foregoing, including, without limitation, damages or payments for past, present or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world (collectively, "Copyrights") and all products and proceeds thereof, to secure the payment of all Obligations under the Credit Agreement;

                  NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Assignor agrees as follows:

                  1.     Incorporation of Credit  Agreement.  The Credit
                         -----------------------------------
Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

                  2.     Grant and Reaffirmation of Grant of Security Interests.
                         ------------------------------------------------------

To secure the complete and timely payment and satisfaction of the Obligations, Assignor hereby grants to Agent, for the benefit of Agent and Lenders, and hereby reaffirms its prior grant pursuant to any other agreement with Agent or its predecessors of, a continuing security interest in Assignor's entire right, title and interest in and to the following (all of the following items or types of property being herein collectively referred to as the "Copyright Collateral"), whether now owned or existing and hereafter acquired or arising:

                   (i) each Copyright and application for Copyright, including without limitation the Copyrights listed on Schedule 1 annexed
                                                      ----------
hereto, together with any reissues, continuations or extensions thereof;and

                   (ii) all products and proceeds of the foregoing, including, without limitation, any claim by Assignor against third parties for past, present or future infringement of any Copyright.

                   3.    Warranties and  Representations.  Subject to Schedule
                         -------------------------------
5.9 of the Credit  Agreement,  Assignor warrants and represents to Agent that:

                   (i) Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each Copyright, free and clear of any liens, charges and encumbrances, including without limitation licenses (other than licenses to affiliates of Assignor) and covenants by Assignor not to sue third persons;

                   (ii) To the best of its knowledge after due inquiry Assignor has no notice of any suits or actions commenced or threatened with reference to any Copyright; and

                   (iii) Assignor has the unqualified right to execute and deliver this Agreement and perform its terms.

                   4.    Restrictions on Future Agreements. Assignor agrees
                         ---------------------------------
that until the Obligations shall have been indefeasibly paid and satisfied in full and the Credit Agreement shall have been terminated, Assignor shall not sell or assign its interest in, or grant any license (other than licenses to affiliates of Assignor) under, any Copyright or enter into any other agreement with respect to any Copyright, without Agent's consent (such consent not to be unreasonably withheld) and Assignor further agrees that it shall not take any action or permit any action to be taken by others subject to its control, including licensees, or fail to take any action which would affect the validity or enforcement of the rights transferred to Agent under this Agreement without Agent's consent (such consent not to be unreasonably withheld).

                   5.    New Copyrights. If, before the Obligations shall have
                         --------------
been indefeasibly paid and satisfied in full or before the Credit Agreement has been terminated, Assignor shall (i) become aware of any existing Copyrights material to the operation of Assignor's business of which Assignor has not previously informed Agent, (ii) obtain rights to any new Copyrights material to the operation of Assignor's business, or (iii) become entitled to the benefit of any Copyrights material to the operation of Assignor's business, which benefit is not in existence on the date hereof, the provisions of this Agreement above shall automatically apply thereto and Assignor shall give to Agent prompt written notice thereof. Assignor hereby authorizes Agent to modify this Agreement by amending Schedule 1 to include any such Copyrights and to
                           ----------
take such further actions as may be necessary or appropriate to obtain and perfect Agent's security interest in any such right, title or interest of Assignor (including but not limited to recording any such amended Agreement with the United States Copyright Office).

                  6.     Duties of Assignor. Assignor shall (i) file and
                         ------------------
prosecute diligently any copyright applications pending as of the date hereof or hereafter, (ii) preserve and except as otherwise authorized by Agent for good cause shown, maintain all rights in the Copyrights and ensure that the Copyrights are and remain enforceable, provided, however, that Grantor may, in its reasonable business judgment, choose not to file and prosecute such applications or preserve and maintain such rights.

                  7.     Agent's Right to Sue. After the occurrence and
                         --------------------
continuance of an Event of Default, Agent shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Copyrights and, if Agent shall commence any such suit, Assignor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents required by Agent in aid of such enforcement and Assignor shall promptly, upon demand, reimburse and indemnify Agent for all costs and expenses incurred by Agent in the exercise of its rights under this Section

                  8.     Cumulative Remedies; Power of Attorney. Agent hereby
                         --------------------------------------
acknowledges and affirms that the rights and remedies with respect to the Copyrights, whether established hereby or by the Credit Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Assignor hereby authorizes and empowers Agent, its successors and assigns, and any officer or agent of Agent as Agent may select, in its exclusive discretion, as Assignor's true and lawful attorney-in-fact, with the power to endorse Assignor's name on all applications, assignments, documents, papers and instruments necessary for Agent, to use the Copyrights or to grant or issue any exclusive or non-exclusive license under the Copyrights to anyone else, or necessary for Agent to assign, pledge, convey or otherwise transfer title in or dispose of the Copyrights to anyone else including, without limitation, the power to execute a copyright assignment in the form attached hereto as Exhibit I. Assignor hereby ratifies all that such attorney shall
          ---------
lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable until all the Obligations shall have been indefeasibly paid and satisfied in full and the Credit Agreement has been terminated. Assignor hereby further acknowledges and agrees that the use by Agent of all Copyrights shall be worldwide, except as limited by their terms, and without any liability for royalties or other related charges from Agent to Assignor.

                        SIGNATURES ON FOLLOWING PAGE

                  IN WITNESS WHEREOF, Assignor has duly executed this Agreement as of the date first written above.

                                     RADNOR DELAWARE, INC.


                                     By: /s/ R. Radcliffe Hastings, Sr.
                                        ---------------------------------------
                                        R. Radcliffe Hastings, Sr. VP, Treasurer


                                     PNC BANK, NATIONAL ASSOCIATION
                                       AS AGENT


                                     By: /s/ John J. Shields, Jr.
                                        ---------------------------------------
                                        John J. Shields, Jr., Vice President

                            CORPORATE ACKNOWLEDGMENT
                            ------------------------

UNITED STATES OF AMERICA            :
COMMONWEALTH OF PENNSYLVANIA        :       SS
COUNTY OF PHILADELPHIA              :

         On this 26th of December, 2001, before me personally appeared
R. Radcliffe Hastings, to me known and being duly sworn, deposes and says that s/he is authorized to sign on behalf of Radnor Delaware, Inc.; that s/he signed the Agreement thereto pursuant to the authority vested in him by law; that the within Agreement is the voluntary act of such company; and s/he desires the same to be recorded as such.

                                   /s/ Carolyn Elliott
                                   -------------------------------
                                   Notary Public

                                   My Commission Expires:

                                  EXHIBIT I
                                  ---------

                             COPYRIGHT ASSIGNMENT
                             --------------------

         WHEREAS, Radnor Delaware, Inc., a Delaware corporation ("Assignor") is the registered owner of the United States copyrights and copyright applications listed on Schedule A attached hereto and made a part hereof ("Assets"), which
          ----------
are registered in the United States Copyright Office; and

         WHEREAS,_________________________________________("Agent"), having a place of business at_______________________________, is desirous of acquiring said Assets;

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, Assignor, its successors and assigns, does hereby transfer, assign and set over unto Agent, its successors, transferees and assigns, subject to the terms of the Copyright Security Agreement, of even date herewith, between Assignor and Agent, all of its present and future right, title and interest in and to the Assets and all proceeds thereof and all goodwill associated therewith.

         IN WITNESS WHEREOF, the undersigned has caused this Copyright Assignment to be executed as of the ___ day of _________________.

                                            -----------------------------------
                                            By:________________________________
                                            Attorney-in-fact
Witness:

                                  EXHIBIT I
                                  ---------

                          CORPORATE ACKNOWLEDGMENT
                          ------------------------

UNITED STATES OF AMERICA                    :
STATE OF ___________________________        :        SS
COUNTY OF _________________________         :

         On this______ day of____________ 200__, before me, a Notary Public for the said County and State, personally appeared__________________ known to me or satisfactorily proven to me to be attorney-in-fact on behalf of ______________________, and s/he acknowledged to me that s/he executed the foregoing Copyright Assignment on behalf of Assignor,and as the act and deed of Assignor for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                  ---------------------------------
                                  Notary Public

My Commission Expires:

                                POWER OF ATTORNEY
                                -----------------

         RADNOR DELAWARE, INC. ("Assignor"), hereby authorizes PNC BANK, NATIONAL ASSOCIATION, its successors and assigns, as agent for various financial institutions, and any officer or agent thereof (collectively, the "Agent") as Assignor's true and lawful attorney-in-fact, with the power to endorse Assignor's name on all applications, assignments, documents, papers and instruments necessary for Agent to enforce and effectuate its rights under a certain Copyright Security Agreement between Assignor and Agent dated the date hereof (as it may hereafter be supplemented, restated, superseded, amended or replaced, the "Agreement"), including, without limitation, the power to use the Assets (as defined in the Agreement) and listed on Schedule A attached hereto
                                                   ----------
and made a part hereof, to grant or issue any exclusive or nonexclusive license under the Assets to anyone else, or to assign, pledge, convey or otherwise transfer title in or dispose of the Assets, in each case subject to the terms of the Agreement.

         This Power of Attorney is given and any action taken pursuant hereto is intended to be so given or taken pursuant to and subject to the provisions of a certain Fourth Amended and Restated Revolving Credit Agreement dated as of even date herewith among Assignor, Agent and various other financial institutions as lenders, as each document may be hereinafter supplemented, restated, superseded, amended or replaced.

         Assignor hereby unconditionally ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof and in accordance with the terms of the Agreement.

         This Power of Attorney shall be irrevocable for the life of the Agreement.

         IN WITNESS WHEREOF, Assignor has executed this Power of Attorney, under seal, this 26th day of December, 2001.

                                RADNOR DELAWARE, INC.


                                By:    /s/ R. Radcliffe Hastings, Sr.
                                       ------------------------------------
                                       R. Radcliffe Hastings, Sr. VP, Treasurer

                            CORPORATE ACKNOWLEDGMENT
                            ------------------------

UNITED STATES OF AMERICA            :
COMMONWEALTH OF PENNSYLVANIA        :       SS
COUNTY OF PHILADELPHIA              :

         On this 26th of December, 2001, before me personally appeared
R. Radcliffe Hastings to me known and being duly sworn, deposes and says that s/he is the SR. VP and Treasurer of Radnor Delaware, Inc., the Assignor, described in the foregoing Power of Attorney; that s/he signed the Power of Attorney thereto as such officer pursuant to the authority vested in her/him by law; that the within Power of Attorney is the voluntary act of such corporation; and s/he desires the same to be recorded as such.

                                  /s/ Carolyn Elliott
                                  -----------------------------------
                                  Notary Public

My Commission Expires:

                                 Schedule A
                             Radnor Delaware, Inc.

-----------------------------------------------------------------------------------------------------------
Type               Countries   Description/Title                 Registration Date  Registration Number
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
COPYRIGHT          US          CAPPUCCINO                        03/05/99           VA978-777
-----------------------------------------------------------------------------------------------------------
COPYRIGHT          US          CONFETTI                          06/01/99           VA987-152
-----------------------------------------------------------------------------------------------------------
COPYRIGHT          US          CAFE ULTIMA                       06/23/00           VA101-604
-----------------------------------------------------------------------------------------------------------
COPYRIGHT          US          FIESTA                            12/31/93           VA992-293
-----------------------------------------------------------------------------------------------------------
COPYRIGHT          US          HOLLY                             06/01/99           VA987-159
-----------------------------------------------------------------------------------------------------------
COPYRIGHT          US          WREATHS                           06/01/99           VA987-158
-----------------------------------------------------------------------------------------------------------
COPYRIGHT          US          SNOWFLAKE                         02/14/01           VAu510-956
-----------------------------------------------------------------------------------------------------------

                                     5